UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018 (June 4, 2018)

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
2018 Annual Meeting of Stockholders
New York Mortgage Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York on Monday, June 4, 2018. There were 101,051,694 shares of common stock of the Company represented in person or by proxy at the Annual Meeting, constituting approximately 90.14% of the outstanding shares of common stock on April 9, 2018, the record date for the Annual Meeting.
The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:
Proposal 1: To elect six directors to the Company’s Board of Directors.

Name	For	Withheld
David R. Bock	31,942,752	5,390,847
Michael B. Clement	32,323,860	5,009,739
Alan L. Hainey	31,702,133	5,631,466
Steven R. Mumma	35,987,561	1,346,038
Steven G. Norcutt	31,989,319	5,344,280
Lisa A. Pendergast	36,395,878	937,721
In addition, there were 63,718,095 broker non-votes associated with the election of the directors. All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as a director until the 2019 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.
Proposal 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
33,058,130	3,243,269	1,032,200	63,718,095
At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. This advisory vote is commonly referred to as a “say-on-pay vote.”
Proposal 3: To ratify, confirm and approve the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
96,643,935	2,951,998	1,455,761	N/A
At the Annual Meeting, stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: June 6, 2018	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer